EXHIBIT 10.1
                           CHARTER POWER SYSTEMS, INC.
                             1996 STOCK OPTION PLAN

1.   PURPOSES

     The purposes of the Charter Power Systems, Inc. 1996 Stock Option Plan (the "Plan") are to aid Charter Power Systems, Inc. (the "Company") and its subsidiaries in attracting and retaining highly capable employees and to enable selected key employees of the Company and its subsidiaries to acquire or increase ownership interests in the Company on a basis that will encourage them to perform at increasing levels of effectiveness and use their best efforts to promote the growth and profitability of the Company and its subsidiaries. Consistent with these objectives, this Plan authorizes the granting to selected key employees of Incentive Stock Options and Nonqualified Stock Options to acquire shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), pursuant to the terms and conditions hereinafter set forth. As used herein the term "subsidiary" shall have the meaning ascribed to it under
Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

2.   DEFINITIONS

     As used in this Plan, the following words shall have the following meanings:

     (a) "Board of Directors" means the Board of Directors of the Company;

     (b) "Incentive Stock Option" means a stock option to purchase shares of Common Stock which is intended to qualify as an incentive stock option as defined in Section 422(b) of the Code;

     (c) "Nonqualified Stock Option" means a stock option to purchase shares of Common Stock that is not an Incentive Stock Option;

     (d)  "Option"  means an  Incentive  Stock  Option or a  Nonqualified  Stock
Option.

3.   EFFECTIVE DATE

     This Plan shall become effective on July 25, 1996 (the "Effective Date"), subject to approval of this Plan by the holders of a majority of the capital stock entitled to vote thereon (at the time of approval). In the event that this Plan is not so approved, it shall not become effective.

4.   ADMINISTRATION

     (a) This Plan shall be administered by a committee (the "Committee"), which may be a subcommittee of the compensation committee, consisting of at least two members of the Board of Directors selected by the Board of Directors, or such greater number as the Board of Directors may from time to time determine. At the time of such selection, each such member shall not have been granted an Option under this Plan during the one-year period prior to the later of the Effective Date or such member's appointment to the Committee, or received stock or an option to purchase stock of the Company or any of its "affiliates" (as such term is defined under Rule 405 under the Securities Act of 1933, as amended) under any other plan maintained by the Company or any of its affiliates, except as may be otherwise provided in Rule 16b-3(c) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor rule). In addition, each such member shall qualify as an "outside director" as defined in Section 162(m) of the Code
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and the regulations thereunder. If, at any time, there are less than two members of the Committee eligible to serve in such capacity, the Board of Directors shall appoint one or more other eligible members of the Board of Directors to serve on the Committee. All Committee members shall serve, and may be removed, at the pleasure of the Board of Directors.

     (b) A majority of the members of the Committee (but not less than two) shall constitute a quorum, and any action taken by a majority of such members present at any meeting at which a quorum is present, or acts approved in writing by all such members, shall be the acts of the Committee.

     (c) Subject to the other provisions of this Plan, the Committee shall have full authority to decide when Options to acquire shares of Common Stock will be granted under this Plan, to select the key employees to whom the Options will be granted, to determine whether the Options to be granted will be Incentive Stock Options or Nonqualified Stock Options, and to determine the number of shares of Common Stock to be covered by each Option, the price at which such shares may be purchased upon the exercise of such Option (the "Option Exercise Price") and other terms and conditions of such purchase including Company, department and individual performance goals. In making those determinations, the Committee shall solicit the recommendations of the Chief Executive Officer of the Company and may take into account the key employee's present and potential contributions to the Company's business and any other factors which the Committee may deem relevant. Subject to the other provisions of this Plan, the Committee shall also have full authority to interpret this Plan and any stock option agreements evidencing Options granted hereunder, to issue rules for administering this Plan, to change, alter, amend or rescind such rules, and to make all other determinations necessary or appropriate for the administration of this Plan. All determinations, interpretations and constructions made by the Committee pursuant to this Section 4 shall be final and conclusive. No member of the Board of Directors or the Committee shall be liable for any action, determination or omission taken or made in good faith with respect to this Plan or any Option granted hereunder.

5.   ELIGIBILITY

     (a) Subject to the  provisions  of Section 6 below,  key  employees  of the
Company  and  its  subsidiaries   (including  officers  and  directors  who  are
employees) shall be eligible to receive Options under this Plan.

     (b) The aggregate Fair Market Value (as such term is defined in Section 7(a) below), determined as of the Date of Grant (as such term is defined in
Section 7(a) below), of the shares of stock with respect to which Incentive Stock Options (and incentive stock options under all other incentive stock option plans of the Company, its parent (if any) and its subsidiaries) are exercisable for the first time by an Optionee (as such term is defined in Section 7 below) during any calendar year may not exceed $100,000.

     (c) In addition to the foregoing, the maximum number of shares with respect to which Options may be granted to a person under this Plan during any calendar year may not exceed 100,000 (subject to the adjustments set forth in Section 6(b) below). To the extent that the maximum number of shares with respect to which Options may be granted to a person are not granted in a particular calendar year (beginning with the year in which the person receives his or her first grant of Options hereunder), such ungranted Options for that year shall increase the maximum number of shares with respect to which Options may be granted to such person in subsequent calendar years during the term of the Plan until used.
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6.   OPTION SHARES

     (a) The shares subject to Options granted under this Plan shall be shares of Common Stock and the aggregate number of shares with respect to which Options may be granted shall not exceed 500,000 shares (subject to the adjustments set forth in Section 6(b) below). If an Option expires, terminates or is otherwise surrendered, in whole or in part, the shares allocable to the unexercised portion of such Option shall again become available for grants of Options hereunder. Notwithstanding the foregoing, in order to comply with Section 162(m) of the Code, the Committee shall take into account that (1) if an Option is canceled, the canceled Option continues to be counted against the maximum number of shares for which Options may be granted to any person under the Plan in the original year of grant and (2) for purposes of Section 162(m) of the Code, if after the grant of an Option, the Committee or the Board of Directors reduces the Option Exercise Price, the transaction is treated as a cancellation of the Option and a grant of a new Option, and in such case, both the Option that is deemed to be canceled and the Option that is deemed to be granted reduce the maximum number of shares for which Options may be granted to the person under the Plan. As determined from time to time by the Board of Directors, the shares available under this Plan for grants of Options may consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock which have been reacquired by the Company or a subsidiary following original issuance.

     (b) The aggregate number of shares of Common Stock as to which Options may be granted hereunder, as provided in Section 6(a) above, the number of shares covered by each outstanding Option and the Option Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. Notwithstanding the foregoing, no adjustment shall be made upon the issuance of new shares of Common Stock for fair consideration including the conversion of shares of Preferred Stock.

7.   TERMS AND CONDITIONS OF OPTIONS

     Each Option granted pursuant to this Plan shall be evidenced by a stock option agreement between the Company and the key employee to whom the Incentive Stock Option or Nonqualified Stock Option is granted (the "Optionee") in such form or forms as the Committee, from time to time, shall prescribe, which agreements need not be identical to each other but shall comply with and be subject to the following terms and conditions:

     (a) Option Exercise Price. The Option Exercise Price at which each share of Common Stock may be purchased pursuant to a Nonqualified Stock Option intended to be "performance-based" under Section 162(m) of the Code or an Incentive Stock Option shall not be less than 100% of the Fair Market Value for each such share on the date the Committee grants such Option (the "Date of Grant"). The Fair
Market Value of the shares of Common Stock on any date the Common Stock is quoted on NASDAQ or listed upon an established stock exchange shall be, respectively, the closing bid price of the shares of Common Stock as quoted on NASDAQ on such date or the closing sale price of such shares as quoted on the stock exchange on which such shares are listed, or if shares of Common Stock were not traded on such date, on the next preceding trading day during which such shares were traded. If the Common Stock is not quoted on NASDAQ or listed

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on an established stock exchange, then the Fair Market Value shall be determined by such other method consistent with the Code and applicable regulations thereunder, as the Committee shall in its discretion select and apply at the time of grant of the Option concerned. Subject to the foregoing, the Committee in fixing the Option Exercise Price shall have full authority and discretion and

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be fully protected in doing so.  Anything  contained in this Section 7(a) to the contrary notwithstanding, in the event that the number of shares of Common Stock
subject  to  any  Option  is  adjusted   pursuant  to  Section  6(b)  above,   a
corresponding adjustment shall be made in the Option Exercise Price per share. The Option Exercise Price at which each share of Common Stock may be purchased pursuant to a Nonqualified Stock Option, other than a Nonqualified Stock Option intended to be "performance-based" under Section 162(m) of the Code, shall be not less than the par value of each such share on the Date of Grant.

     (b) Duration of Options. Each Incentive Stock Option granted hereunder shall expire and all rights to purchase shares of Common Stock pursuant thereto shall cease on a date not later than the tenth anniversary of the Date of Grant of the Option, which date shall be fixed by the Committee. Each Nonqualified Stock Option granted hereunder shall expire and all rights to purchase shares of Common Stock pursuant thereto shall cease on a date not later than ten years and one day from the Date of Grant of the Option which date shall be fixed by the Committee. (The expiration date for the Incentive Stock Option and Nonqualified Stock Options may collectively be referred to herein as the "Expiration Date".)

     (c) Vesting of Options. Each Option granted hereunder shall vest at such time and in such amounts and based on lapse of time, or such Company, department or individual performance goals as the Committee may specify upon the grant thereof. Only Options which have vested may be exercised. Anything contained in this Section 7(c) to the contrary notwithstanding, unless the Committee shall specify otherwise, an Optionee shall become fully (100%) vested in each of his or her Options upon his or her termination of employment with the Company or any of its subsidiaries for reasons of death, disability or retirement. The Committee shall, in its sole discretion, determine whether or not disability or retirement has occurred. Notwithstanding the foregoing, the Committee at any time may in its sole discretion limit the number of Options that can be exercised in any taxable year of the Company, to the extent necessary to prevent the application of Section 162(m) of the Code (or any similar or successor provision), provided that the Committee may not postpone the earliest date on which Options can be exercised beyond the last day of the stated term of such Options.

     (d) Merger, Consolidation, etc. In the event the Company shall, pursuant to action by its Board of Directors, at any time propose to merge with or into, consolidate with, or sell or otherwise transfer all or substantially all of its assets to, another entity or in the event of the acquisition of all or substantially all of the Company's outstanding Common Stock by a single person or entity and/or group of entities acting in concert and provision is not made pursuant to the terms of such transaction for (i) the continuation or assumption by the surviving, resulting or acquiring entity of all outstanding Options, (ii) the substitution of new options therefor, or (iii) the payment of cash or other consideration in respect thereof, the Committee shall cause written notice of the proposed transaction to be given to each Optionee not less than 30 days prior to the anticipated effective date of the proposed transaction. On a date which the Committee shall specify in such notice, which date shall not be less than 10 days prior to the anticipated effective date of the proposed transaction, each Optionee's Options shall become fully (100%) vested and each Optionee shall have the right to exercise his or her Options to purchase any or all shares then subject to such Options (conditioned on the consummation of the proposed transaction). If the transaction is consummated, each Option, to the extent not previously exercised prior to the effective date of the transaction,

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shall  terminate on such  effective  date.  If the  transaction  is abandoned or otherwise not consummated then, to the extent that any Option not exercised prior to such abandonment or termination shall have vested solely by operation of this Section 7(d), such vesting shall be annulled and be of no further force or effect, and the vesting period set forth in Section 7(c) above shall be re-instituted, as of the date of such abandonment or termination.

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     (e)  Exercise  of  Options.  A person  entitled  to  exercise an Option may exercise it in whole at any time, or in part from time to time, by delivering to the Company at its principal office, directed to the attention of its Treasurer, written notice specifying the number of shares of Common Stock with respect to which the Option is being exercised, together with payment in full of the purchase price for such shares. Such payment shall be made in cash or by certified check or bank draft to the order of the Company; provided, however, that the Committee may, in its sole discretion, authorize such payment, in whole or in part, in any other form, including payment by personal check or by the exchange of shares of Common Stock of the Company previously acquired by the person entitled to exercise the Option and having a Fair Market Value on the date of exercise equal to the price for which the shares of Common Stock may be purchased pursuant to the Option. Subject to applicable securities laws, the Committee may also permit "cashless exercise" of Options through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Exercise Price plus all applicable tax withholding by payment through a cash or margin arrangement with such broker.

     (f) Nontransferability. Options shall not be transferable other than by will or the laws of descent and distribution and no Option may be exercised by anyone other than the Optionee, except that, if the Optionee dies or becomes incapacitated, the Option may be exercised by his or her estate, legal representative or beneficiary, as the case may be, subject to all other terms and conditions contained in this Plan.

     (g)  Termination  and  Employment.   Unless  the  Committee  shall  specify
otherwise, the following rules shall apply in the event of an Optionee's termination of employment with the Company or any of its subsidiaries:

          (i) In the event of an Optionee's termination of employment with the Company or any of its subsidiaries either (1) by the Company or any of its subsidiaries for cause given by the Optionee, or (2) voluntarily on the part of the Optionee, his or her Options shall immediately terminate.

          (ii) In the event of an Optionee's termination of employment with the Company or any of subsidiaries for reason of retirement or under circumstances other than those specified in Section 7(g)(i) immediately above, and for reasons other than death or disability, such Options shall terminate three months after the date of such termination of employment or on their respective Expiration Dates, whichever shall first occur; provided, however, that if the Optionee dies within such 3 month period, the time period set forth in Section 7(g)(iii) immediately below shall apply.

          (iii) In the event of the death or disability of an Optionee while such Optionee is employed by the Company or any of its subsidiaries, such Options shall terminate on the first anniversary of the Optionee's death or disability, as the case may be, or on their respective Expiration Dates, whichever shall first occur.

          (iv)  Anything   contained  in  this  Section  7(g)  to  the  contrary
     notwithstanding, an Option may only be exercised following the Optionee's termination of employment with the Company or any of its subsidiaries for reasons other than death, disability or retirement if, and to the extent that, such Option was exercisable immediately prior to such termination of employment.
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          (v) An Optionee's  transfer of employment  between the Company and any of its subsidiaries or between subsidiaries shall not constitute a termination of employment and the Committee shall determine in each case whether an authorized leave of absence for military service

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     or otherwise shall constitute a termination of employment. Furthermore, the
     Committee may in its  discretion  determine  that, if an Optionee  provides
     consulting   services  to  the  Company  after  his  or  her  cessation  of employment, the Optionee's employment will be deemed, for purposes of Options held by him or her, to continue until the termination of his or her consulting services or at such earlier time as the Committee may determine.

     (h) No Rights as Stockholder or to Continued Employment. No Optionee shall have any rights as a stockholder of the Company with respect to any shares covered by an Option prior to the date of issuance to such Optionee of the certificate or certificates for such shares, and neither this Plan nor any Option granted hereunder shall confer upon an Optionee any right to continuance of employment by the Company or any of its subsidiaries or interfere in any way with the right of the Company or of its subsidiaries to terminate the employment of such Optionee.

8.   TEN PERCENT STOCKHOLDERS

     The Committee shall not grant an Incentive Stock Option to an individual who owns, at the time such Option is granted (directly or by attribution pursuant to Section 424(d) of the Code), shares of capital stock of the Company possessing more than 10% of the voting power of all classes of capital stock of the Company unless, at the time such Option is granted, the price at which each share of Common Stock may be purchased pursuant to the Option is at least 110% of the Fair Market Value for each such share on the Date of Grant and such Option, by its terms, is not exercisable after the expiration of five years from the Date of Grant.

9.   ISSUANCE OF SHARES; RESTRICTIONS

     (a) Subject to the conditions and restrictions provided in this Section 9, the Company shall, within 20 business days after an Option has been duly exercised in whole or in part, deliver to the person who exercised the Option one or more certificates, registered in the name of such person, for the number of shares of Common Stock with respect to which the Option has been exercised. The Company may legend any stock certificate issued hereunder to reflect any restrictions provided for in this Section 9.

     (b) Unless the shares subject to Options granted under the Plan have been registered under the Securities Act of 1933, as amended (the "Act") (and, in the case of any Optionee who may be deemed an "affiliate" of the Company as such term is defined in Rule 405 under the Act, such shares have been registered under the Act for resale by such Optionee), or the Company has determined that an exemption from registration under the Act is available, the Company may require prior to and as a condition of the issuance of any shares of Common Stock, that the person exercising an Option hereunder furnish the Company with a written representation in a form prescribed by the Committee to the effect that such person is acquiring such shares solely with a view to investment for his or her own account and not with a view to the resale or distribution of all or any part thereof, and that such person will not dispose of any of such shares otherwise than in accordance with the provisions of Rule 144 under the Act unless and until either such shares are registered under the Act or the Company is satisfied that an exemption from such registration is available.

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     (c) Anything contained herein to the contrary notwithstanding,  the Company shall not be obligated to sell or issue any shares of Common Stock pursuant to the exercise of an Option granted hereunder unless and until the Company is satisfied that such sale or issuance complies with all applicable provisions of the Act and all other laws or regulations by which the Company is bound or to which the Company or such shares are subject.

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10.  SUBSTITUTE OPTIONS

     Anything contained herein to the contrary notwithstanding, Options may, at the discretion of the Board of Directors, be granted under this Plan in substitution for options to purchase shares of capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or a subsidiary.

11.  TERM OF THE PLAN

     Unless the Plan has been sooner terminated pursuant to Section 12 below, this Plan shall terminate on, and no Options shall be granted after, the tenth anniversary of the Effective Date. The provisions of this Plan, however, shall continue thereafter to govern all Options theretofore granted, until the exercise, expiration or cancellation of such Options.

12.  AMENDMENT AND TERMINATION OF PLAN

     The Board of Directors at any time may terminate this Plan or amend it from time to time in such respects as it deems desirable; provided, however, that, without the further approval of the stockholders of the Company, no amendment shall (i) increase the maximum aggregate number of shares of Common Stock with respect to which Options may be granted under this Plan (except by operation of Section 6(b)), (ii) increase the maximum individual number of shares of Common Stock with respect to which Options may be granted in any calendar year under this Plan (except by operation of Section 6(b)), (iii) decrease the Option Exercise Price provided for in Section 7(a) hereof, (iv) change the eligibility provisions of Section 5 hereof, or (v) effect any change that would require stockholder approval under Section 162(m) of the Code or Rule 16b-3 under the Exchange Act and provided, further, that, subject to the provisions of Section 9 hereof, no termination of or amendment hereto shall adversely affect the rights of an Optionee or other person holding an Option theretofore granted hereunder without the consent of such Optionee or other person, as the case may be.

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